UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 9, 2006
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K, dated February 9, 2006, filed February 15, 2006, and also amends the Form 8-K/A, dated February 9, 2006, filed February 24, 2006, of Too, Inc. (the “Company”) to reflect the fact that on April 10, 2006 PricewaterhouseCoopers (“PwC”) completed its procedures regarding the following: (i) the Company’s financial statements as of and for the fiscal year ended January 28, 2006 and (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2006.
Item 4.01   Changes in Registrant’s Certifying Accountants.
     (a) As previously reported on the Company’s Form 8-K filed on February 15, 2006, on February 9, 2006 the Audit Committee of the Board of Directors of the Company determined it would dismiss PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm upon completion by PwC of its procedures on the Company’s financial statements as of and for the fiscal year ended January 28, 2006 and the Form 10-K in which such financial statements will be included.
     On April 10, 2006, the Company filed its Annual Report on Form 10-K for the fiscal year ended January 28, 2006. In connection therewith, PwC has completed its procedures regarding the Company’s financial statements as of and for the fiscal year ended January 28, 2006 and has thereby completed its services as the Company’s independent registered public accounting firm.
     PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended January 29, 2005 and January 28, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
     During the Company’s fiscal years ended January 29, 2005 and January 28, 2006, and through April 10, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the consolidated financial statements for such years. There were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K), except for a material weakness in the Company’s internal control over the selection and application of our lease accounting policies, which failed to identify misstatements in property and equipment, deferred credits from landlords, rent expense, depreciation expense and the related impact of these items on cash provided by operating activities and cash used for investing activities (the “Material Weakness”), as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005 (the “2004 Form 10-K”). PwC discussed the Material Weakness with the Audit Committee during the Company’s preparation of the 2004 Form 10-K. As reported in the Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2005, the Material Weakness was remediated. The Company has authorized PwC to respond fully to any inquiries by the successor independent registered public accounting firm relating to the Material Weakness.
     The Company requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. The Company received PwC’s letter on April 14, 2006. A copy of PwC’s letter is attached to this Amendment No. 2 to the Current Report on Form 8-K as Exhibit 16.2.

     (b) The Company approved the engagement of Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2007. During the fiscal years ended January 29, 2005 and January 28, 2006, and through April 10, 2006, neither the Company nor anyone on its behalf consulted with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) of Regulation S-K or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
16.2†	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 14, 2006 (received by the Company on April 14, 2006).
______________________________
† Filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.

Date: April 14, 2006	By:	/s/ Poe A. Timmons

Poe A. Timmons
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.2†	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 14, 2006 (received by the Company on April 14, 2006).
______________________________
† Filed with this report.